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                               ING PARTNERS, INC.
              ING MFS Capital Opportunities Portfolio ("Portfolio")

                         Supplement dated April 10, 2006
                     to the Service Class and Adviser Class
                   Prospectus and the Initial Class Prospectus
                            Each dated April 28, 2005


         Pursuant to the Manager-of-Manager's exemptive relief received from the U.S. Securities and Exchange Commission, the Board of Directors of ING Partners, Inc. has approved the appointment of Thornburg Investment Management as sub-adviser to ING MFS Capital Opportunities Portfolio to replace Massachusetts Financial Services Company as sub-adviser to the Portfolio effective on or about August 7, 2006.

         In connection with this Portfolio Manager change, the name of the Portfolio will be changed to "ING Thornburg Value Portfolio" and the Principal Investment Strategies will be changed as outlined below to reflect the management style of the new sub-adviser.

         PRINCIPAL INVESTMENT STRATEGIES

         The Portfolio invests primarily (at least 65% of its net assets) in domestic equity securities (primarily common stocks but may also include convertible securities) selected on a value basis. However, the Portfolio may own a variety of securities, including foreign equity and debt securities and domestic debt securities which, in the opinion of Thornburg, offer prospects for meeting the Portfolio's investment goal.

         Thornburg intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Portfolio's principal focus will be on traditional or "basic" value stocks. However, the Portfolio may include stocks that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. The Portfolio ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. The Portfolio may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. Thornburg anticipates that the Portfolio ordinarily will have a weighted average dividend yield, before Portfolio expense, that is higher than the yield of the Standard & Poor's Composite Index of 500 Stocks.

         Thornburg primarily uses individual company and industry analysis to make investment decisions. Value, for purposes of the Portfolio's selection criteria, relates to both current and projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Portfolio are:

         - price/earnings ratio - undervalued assets
         - price to book value - relative earnings growth potential
         - price/cash flow ratio - industry growth potential
         - debt/capital ratio - industry leadership
         - dividend yield - dividend growth potential
         - dividend history - franchise value
         - security and consistency - potential for favorable of revenue stream developments

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         The Portfolio typically makes equity investments in the following three types of companies, in varying proportions:

         - Basic Value are stocks of companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

         - Consistent Earner are stocks of companies which, in Thornburg's opinion, are selling at valuations below historic norms. Stocks in this category sometimes sell at premium valuations and sometimes at discount valuations. Generally, they show steady earnings and dividend growth.

         - Emerging Franchises are value-priced companies that, in Thornburg's opinion, are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions the proportion of the Portfolio invested in companies of this type will be less than the proportions of the Portfolio invested in basic value or consistent earner companies.

         The Portfolio selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars (which could include developing countries).

         Debt securities will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Portfolio may purchase debt securities of any maturity and of any quality.

         The Portfolio may also invest in American Depositary Receipts.

         Thornburg may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

         The overall fee structure, including the management fee, breakpoints and administrative services fee will remain the same. However, the assets of the Portfolio will no longer participate in the aggregation of portfolios sub-advised by Massachusetts Financial Services Company and as a result, the sub-advisory fees payable by the adviser will increase.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


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